NOTICE OF GUARANTEED DELIVERY
                       To Tender and Consent in Respect of
                11-5/8% Senior Notes due June 15, 2002, Series B
                                       of
                        AMERICOMM DIRECT MARKETING, INC.
                                 Pursuant to the
              Offer to Purchase and Consent Solicitation Statement
                              dated August 10, 1998

This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender the 11-5/8% Senior Notes due June 15, 2002, Series B (the "Notes") of AmeriComm Direct Marketing, Inc. (formerly National Fiberstok Corporation) (the "Company") pursuant to the Offer (as defined below) and consent to the Proposed Amendments if (i) certificates representing such Notes are not lost but are not immediately available, (ii) time will not permit the Consent and Letter of Transmittal with respect to the Notes (the "Consent and Letter of Transmittal"), certificates representing Notes and all other required documents to reach Wilmington Trust Company (the "Depositary") prior to the Consent Date or Expiration Date, as applicable, or (iii) the procedures for book-entry transfer cannot be completed prior to the Consent Date or the Expiration Date, as applicable. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement and the Consent and Letter of Transmittal.

--------------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 4, 1998, OR SUCH LATER TIME AND DATE, WHICH SHALL BE NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT DATE (AS HEREINAFTER DEFINED), TO WHICH THE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, AUGUST 21, 1998, OR SUCH LATER TIME AND DATE TO WHICH THE SOLICITATION IS EXTENDED (SUCH TIME AND DATE, THE "CONSENT DATE"). HOLDERS OF NOTES (AS HEREINAFTER DEFINED) MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AS HEREINAFTER DEFINED) ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION AND TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS ON OR
PRIOR  TO THE  CONSENT  DATE  IN  ORDER  TO  RECEIVE  THE  CONSENT  PAYMENT  (AS
HEREINAFTER  DEFINED).   THE  COMPANY  INTENDS  TO  CAUSE  THE  EXECUTION  OF  A
SUPPLEMENTAL INDENTURE CONTAINING THE PROPOSED AMENDMENTS AT OR PROMPTLY FOLLOWING THE CONSENT DATE. TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT DATE, BUT NOT THEREAFTER.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                            WILMINGTON TRUST COMPANY



         BY FACSIMILE:                      BY HAND:               BY REGISTERED OR CERTIFIED
                                                                 MAIL OR BY OVERNIGHT COURIER:
   Wilmington Trust Company         Wilmington Trust Company
Corporate Trust Administration       Attn: Corporate Trust          Wilmington Trust Company
                                           Operations                  Attn: Kristin Long
          Facsimile:                c/o Harris Trust Company           Corporate Trust &
        (302) 651-1079               of New York, as Agent           Administration Window
                                        75 Water Street             1100 North Market Street
     Confirm by Telephone:             New York, NY 10004             Rodney Square North
        (302) 651-1562                                                Wilmington, Delaware
         Kristin Long                                                      19890-0001



           DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

           THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A CONSENT AND LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIGLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE CONSENT AND LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

           By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement (as the same may be amended or supplemented from time to time, the "Statement") of the Company, and the accompanying Consent and Letter of Transmittal and instructions thereto (the "Consent and Letter of Transmittal"), which together constitute the Company's Solicitation of Consents and offer to purchase for cash all of the Notes, upon the terms and subject to the conditions set forth in the Statement and the Consent and Letter of Transmittal (the "Offer").

           Upon the terms and subject to the conditions of the Statement and the Consent and Letter of Transmittal, the undersigned hereby delivers Consents and tenders to the Company the principal amount of Notes indicated below pursuant to the guaranteed delivery procedures described in the Statement under the caption "Procedures for Tendering Notes and Delivering Consents -- Guaranteed Delivery".

           All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under the Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

                              PLEASE SIGN AND COMPLETE

          This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing it as the owner of such Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence satisfactory to the Company of such person's authority so to act.

------------------------------------------     ---------------------------------
Aggregate Principal Amount of Notes            Name(s) of Registered Holder(s):
Tendered:                                      _________________________________
__________________________________________     _________________________________
Certificate Nos. (if available):__________     Address of Registered Holder(s)
Window Ticket No. (if any):_______________     including the Zip Code:
                                               _________________________________
If the Notes will be tendered by book-entry _________________________________ transfer at The Depository Trust Company, Area Code and Tel. No.:__________
please provide the following information:      Name(s) of Authorized Signatory:
                                               _________________________________
Account Number:___________________________     _________________________________
Transaction Code Number:__________________     Capacity:________________________
Dated:____________________________________     Address of Authorized Signatory:
                                               _________________________________
                                               _________________________________
                                               Area Code and Tel. No.:__________
                                               Signature(s) of Registered Holder
                                               or Authorized Signatory:
                                               _________________________________
                                               _________________________________

------------------------------------------     ---------------------------------

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member of the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution") hereby (i) represents that each holder of Notes on whose behalf this tender is being made "own(s)" the Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (ii) represents that such tender of Notes complies with such Rule 14e-4 and (iii) guarantees to deliver to the Depositary either the certificates representing the Notes tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Statement) of a transfer of such Notes, in any such case together with a properly completed and duly executed Consent and Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Consent and Letter of Transmittal within two New York Stock Exchange trading days after the date hereof.

The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Consent and Letter of Transmittal and certificates for the Notes to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

--------------------------------------------------------------------------------
Name of Firm: ______________________
                                            _________________________________
Address:____________________________        (Authorized Signature)
                                            Name:____________________________
____________________________________
        (including Zip Code)                Title:___________________________


                                            Date_____________________________
Area Code and Tel. No.:_____________

--------------------------------------------------------------------------------
      NOTE: DO NOT SEND NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED CONSENT
           AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

          1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Depositary at its address set forth herein prior to the Consent Date or the Expiration Date, as applicable. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Depositary is at the election and risk of the Holder. If delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, properly insured, and that the mailing be made sufficiently in advance of the Consent Date or the Expiration Date, as applicable, to permit delivery to the Depositary prior to such date. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Delivery will be deemed made when actually received or confirmed by the Depositary. For description of the guaranteed delivery procedures, see Instruction 1 of the Consent and Letter of Transmittal.

          2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

          If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

          If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Consent and Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

          3. Requests for Assistance or Additional Copies. Questions relating to the procedure for delivering Consents and tendering Notes and requests for assistance or additional copies of the Statement, this Notice of Guaranteed Delivery and any other documents related to the Offer may be directed to the Depositary, the Dealer Manager or the Information Agent, each of whose address and telephone number appears on the back cover of the Statement. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.